Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is dated as of October 3, 2006 and is made by and among ARCH COAL, INC., a Delaware corporation (the “Borrower”), the BANKS party to the Credit Agreement (as hereinafter defined), CITICORP USA, INC., JPMORGAN CHASE BANK, N.A. and WACHOVIA BANK, NATIONAL ASSOCIATION, each in its capacity as co-syndication agent, and BANK OF AMERICA, N.A. (successor by merger to FLEET NATIONAL BANK), as documentation agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Banks.
     WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of December 22, 2004, as amended by that certain First Amendment to Credit Agreement dated as of June 23, 2006 (as so amended, the “Credit Agreement”), pursuant to which the Banks provided a $800,000,000 revolving credit facility to the Borrower; and
     WHEREAS, the Borrower, the Banks and the Administrative Agent desire to amend the Credit Agreement as hereinafter provided.
     NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
     1. Definitions.
     Capitalized terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement, as amended by this Amendment.
     2. Amendments to Credit Agreement.
     (a) Section 1.1 [Certain Definitions] of the Credit Agreement is hereby amended to insert therein, between the definition of “SEC” and the definition of “Section 20 Subsidiary”, the following new definition of “Second Amendment Effective Date”:
“Second Amendment Effective Date shall mean October 3, 2006, which date is the effective date of the Second Amendment to the Credit Agreement.”
     (b) Section 7.2.9 [Restricted Payments] of the Credit Agreement is hereby amended and restated in its entirely to read as follows:
“7.2.9 Restricted Payments.
The Borrower shall not, and shall not permit any of its Subsidiaries to, declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of capital stock or other equity interests of the Borrower or any Subsidiary of the Borrower or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of the capital stock or other equity interests of the Borrower or any Subsidiary of the Borrower or set aside any amount for any such purposes, except that:
     (i) so long as on the date of the declaration thereof (each such date a “Dividend Declaration Date”) and after giving effect thereto the Borrower is in compliance with the Restricted Payment Covenants (as set forth below) and no Potential Default or Event of Default has occurred, the Borrower may pay cash dividends on its common stock;
     (ii) so long as on the date of payment thereof (each such date a “Redemption Date”) and after giving effect thereto the Borrower is in compliance with the Restricted Payment Covenants

(as set forth below) and no Potential Default or Event of Default has occurred, the Borrower may purchase, redeem, retire or otherwise acquire for value any shares of any class of the capital stock of the Borrower;
     (iii) any Subsidiary of the Borrower may declare and pay dividends to, or repurchase its equity interests from, the Borrower or any other Subsidiary of the Borrower; and
     (iv) Arch Western may make distributions to the ARCO Member (as defined in the Arch Western LLC Agreement) in an amount equal to the Hypothetical Income Tax Amount (as defined in the Arch Western LLC Agreement) pursuant to Section 4.3 of the Arch Western LLC Agreement.
Solely for purposes of clause (i) and clause (ii) of this Section 7.2.9, the covenants specified in clauses (a), (b) and (c) below are collectively, the “Restricted Payment Covenants” and on each Dividend Declaration Date (after giving effect to the dividends declared on such date in accordance with clause (i) above) and on each Redemption Date (after giving effect to the purchase, redemption, retirement or other acquisition for value of capital stock of the Borrower on such date in accordance with clause (ii) above):
          (a) The Leverage Ratio shall not exceed: (i) if such Dividend Declaration Date or Redemption Date occurs during the period commencing on the Second Amendment Effective Date through and including December 31, 2006, then 3.75 to 1.00, (ii) if such Dividend Declaration Date or Redemption Date occurs during the period commencing on January 1, 2007 through and including December 31, 2008, then 3.50 to 1.00, and (iii) if such Dividend Declaration Date or Redemption Date occurs on or after January 1, 2009, then 3.25 to 1.00;
          (b) The Senior Secured Leverage Ratio shall not exceed: (i) if such Dividend Declaration Date or Redemption Date occurs during the period commencing on the Second Amendment Effective Date through and including December 31, 2006, then 2.25 to 1.00, and (ii) if such Dividend Declaration Date or Redemption Date occurs on or after January 1, 2007, then 2.00 to 1.00; and
          (c) The Interest Coverage Ratio shall not be less than 3.00 to 1.00.”
     3. Conditions of Effectiveness of Amendment.
     The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:
     (a) Borrower’s Certification.
     The Borrower by executing this Amendment, hereby certifies that (i) this Amendment has been duly authorized and executed, (ii) the representations and warranties of the Borrower contained in Section 5 of the Credit Agreement and of each Loan Party in each of the other Loan Documents are true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein), (iii) each of the Loan Parties has performed and complied with all covenants and conditions hereof and thereof, and (iv) no Event of Default or Potential Default has occurred and is continuing or exists.
     (b) Payment of Fees.
     The Borrower shall pay or cause to be paid to the Administrative Agent for itself and for the account of the Banks all fees, costs and expenses payable to the Administrative Agent or any Bank or for which the Administrative Agent or any Bank is entitled to be reimbursed, including but not limited to the fees and expenses of the Administrative Agent’s legal counsel.

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     (c) Confirmation of Guaranty.
     Each of the Guarantors shall have executed and delivered to the Administrative Agent the Confirmation of Guaranty in substantially the form attached hereto as Exhibit A.
     (d) Legal Details.
     All legal details and proceedings in connection with the transactions contemplated by this Amendment and the other Loan Documents shall be in form and substance satisfactory to the Administrative Agent and counsel for the Administrative Agent, and the Administrative Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent and its counsel, as the Administrative Agent or its counsel may reasonably request.
     4. Force and Effect.
     Except as otherwise expressly modified by this Amendment, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect after the date hereof.
     5. Governing Law.
     This Amendment shall be deemed to be a contract under the Laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.
     6. Effective Date.
     This Amendment shall be dated as of and shall be binding, effective and enforceable upon the date of (i) satisfaction of all conditions set forth in Section 3 hereof and (ii) receipt by the Administrative Agent of duly executed original counterparts of this Amendment from the Borrower and the Required Banks, and from and after such date this Amendment shall be binding upon the Borrower, each Bank and the Agents, and their respective successors and assigns permitted by the Credit Agreement.
     7. No Novation.
     This Amendment amends the Credit Agreement, but is not intended to constitute, and does not constitute, a novation of the Obligations of the Loan Parties under the Credit Agreement or any other Loan Document.
[Intentionally Blank]

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[SIGNATURE PAGE 1 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]
     IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Second Amendment to Credit Agreement as of the day and year first above written.

ARCH COAL, INC.

By:	/s/ James E. Florczak
Name: James E. Florczak
Title: Treasurer

[SIGNATURE PAGE 2 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK LEUMI USA

By:	/s/ Joung Hee Hong
Name: Joung Hee Hong
Title: First Vice President

[SIGNATURE PAGE 3 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A. (as successor by merger to Fleet National Bank), individually and as Documentation Agent

By:	/s/ Adam H. Frey
Name: Adam H. Frey
Title: Vice President

[SIGNATURE PAGE 4 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BANK OF MONTREAL

By:
Name:
Title:

[SIGNATURE PAGE 5 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

CALYON NEW YORK BRANCH

By:	/s/ Lee E. Greve
Name: Lee E. Greve
Title: Managing Director, Deputy Manager

By:	/s/ Joseph A. Philbin
Name: Joseph A. Philbin
Title: Director

[SIGNATURE PAGE 6 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

CITICORP USA, INC., individually and as Syndication Agent

By:
Name:
Title:

[SIGNATURE PAGE 7 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

COMMERCE BANK N.A.

By:	/s/ Douglas P. Best
Name: Douglas P. Best
Title: Vice President

[SIGNATURE PAGE 8 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., individually and as Syndication Agent

By:	/s/ Stacey Haimes
Name: Stacey Haimes
Title: Vice President

[SIGNATURE PAGE 9 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

LASALLE BANK NATIONAL ASSOCIATION

By:	/s/ Margaret C. Dierkes

Name: Margaret C. Dierkes
Title: First Vice President

[SIGNATURE PAGE 10 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

MIZUHO CORPORATE BANK, LTD.

By:

Name:
Title:

[SIGNATURE PAGE 11 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

MORGAN STANLEY BANK

By:	/s/ Jaap L. Tonckens

Name: Jaap L. Tonckens
Title: Authorized Signatory

[SIGNATURE PAGE 12 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

NATEXIS BANQUES POPULAIRES

By:	/s/ Timothy L. Polvado

Name: Timothy L. Polvado
Title: Vice President and Group Manager

By:	/s/ Daniel Payer

Name: Daniel Payer
Title: Vice President

[SIGNATURE PAGE 13 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

NATIONAL CITY BANK

By:	/s/ Eric Hartman

Name: Eric Hartman
Title: Senior Vice President

[SIGNATURE PAGE 14 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By:	/s/ Dorothy G.W. Brailer

Name: Dorothy G.W. Brailer
Title: Vice President

[SIGNATURE PAGE 15 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

REGIONS BANK

By:	/s/ Daniel R. Kraus

Name: Daniel R. Kraus

[SIGNATURE PAGE 16 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

SOVEREIGN BANK

By:	/s/ Robert D. Lanigan

Name: Robert D. Lanigan
Title: Senior Vice President

[SIGNATURE PAGE 17 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

SOUTHWEST BANK OF ST. LOUIS

By:	/s/ Roy C. Postel

Name: Roy C. Postel
Title: Senior Vice President

[SIGNATURE PAGE 18 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE BANK OF NEW YORK

By:	/s/ Craig J. Anderson

Name: Craig J. Anderson
Title: Vice President

[SIGNATURE PAGE 19 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND PLC

By:	/s/ Brian J. Smith

Name: Brian J. Smith
Title: Vice President

[SIGNATURE PAGE 20 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

UBS LOAN FINANCE LLC

By:	/s/ Irja R. Otsa

Name: Irja R. Otsa
Title: Associate Director, Banking Products Services, US

By:	/s/ Marie A. Haddad

Name: Marie A. Haddad
Title: Associate Director, Banking Products Services, US

[SIGNATURE PAGE 21 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

UMB BANK, N.A.

By:	/s/ Cecil G. Wood

Name: Cecil G. Wood
Title: Executive Vice President

[SIGNATURE PAGE 22 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

UNION BANK OF CALIFORNIA, N.A.

By:	/s/ Bryan P. Read

Name: Bryan P. Read
Title: Vice President

[SIGNATURE PAGE 23 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

US BANK NATIONAL ASSOCIATION

By:	/s/ Karen Meyer

Name: Karen Meyer
Title: Vice President

[SIGNATURE PAGE 24 OF 24 TO SECOND AMENDMENT TO CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Syndication Agent

By:	/s/ Shannan Townsend

Name: Shannan Townsend
Title: Director